UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2008

(Exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One Suite 200 North Palm Beach, Florida	33408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 630-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

On September 5, 2008, Bankrate, Inc. (the “Registrant”) purchased substantially all of the assets of LinkSpectrum Co., a North Carolina corporation (“LinkSpectrum”), which operates a web site, CreditCardGuide.com, that provides various financial services products and financial services to consumers, including credit card product offers, credit cards and financial information, and research tools over the Internet (“CreditCardGuide.com Business”), pursuant to an Asset Purchase Agreement, effective as of September 1, 2008 (the “Asset Purchase Agreement”) by and among the Registrant, LinkSpectrum, and Rafael David (the “Shareholder”).

Under the terms of and subject to the conditions set forth in the Asset Purchase Agreement, the Registrant paid approximately $32 million in cash, plus an additional $2 million in cash purchase price adjustment based on estimated working capital as defined in the Asset Purchase Agreement, to LinkSpectrum. The Registrant also assumed certain contractual obligations of LinkSpectrum.

In addition, the Asset Purchase Agreement provides for certain earn-out payments over a two-year period beginning on September 1, 2008 and ending on September 2, 2010 (the “Earn-Out Period”). During the Earn-Out Period, the Registrant will pay to LinkSpectrum up to an additional $10 million in cash in the aggregate, based on achieving specific financial performance metrics (as defined in the Asset Purchase Agreement).

The foregoing summary is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached to this Form 8-K as Exhibit 2.1 and incorporated by reference.

On September 11, 2008, the Registrant issued a press release announcing the entry into the transactions described above. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 5, 2008, the Registrant closed on its purchase of assets under the Asset Purchase Agreement. The assets purchased by the Registrant under the Asset Purchase Agreement include substantially all of the assets of the CreditCardGuide Business. The information set forth in Item 1.01 of this Form 8-K is incorporated into this Item 2.01 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

2.1	Asset Purchase Agreement, effective as of September 1, 2008 by and among the Registrant, LinkSpectrum, and Rafael David.

99.1	Text of press release of Bankrate, Inc. regarding the acquisitions of assets of LinkSpectrum Co., dated September 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: September 11, 2008	By:	/s/ Edward J. DiMaria
Edward J. DiMaria
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, effective as of September 1, 2008 by and among the Registrant, LinkSpectrum, and Rafael David.

99.1	Text of press release of Bankrate, Inc. regarding the acquisitions of assets of LinkSpectrum Co., dated September 11, 2008.